POST BALANCE SHEET EVENTS	12 Months Ended
Dec. 31, 2017
POST BALANCE SHEET EVENTS
POST BALANCE SHEET EVENTS

24 POST BALANCE SHEET EVENTS

Subsequent to the year end the Group announced its Accelerating Performance and Execution (APEX) programme. This is a five-year effort to make key enhancements to the Group’s business and ways of working in Manufacturing, Warehousing and Distribution, General and Administrative Expenses and Commercial Effectiveness. The programme is expected to require a one-off cash cost of $240m of which a charge of around $100m is expected in 2018. No provisions have been recorded in respect of this programme as at 31 December 2017. A constructive obligation in relation to this programme had not arisen at 31 December 2017 as the Group had not announced the main features of the programme nor raised a valid expectation in those employees affected by the programme.